REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
To the Shareholders and Board
of Trustees of Scout Funds:
In planning and performing our audits
of the financial statements of Scout
Funds, including the Scout
International Fund, Scout Mid Cap
Fund, Scout Small Cap Fund, Scout
Low Duration Bond Fund, Scout Core
Bond Fund, Scout Core Plus Bond Fund,
and Scout Unconstrained Bond Fund
(the Funds), as of and for the
fiscal year ended June 30, 2017,
in accordance with the standards of
the Public Company Accounting
Oversight Board (United States),
we considered the Funds internal
control over financial reporting,
including control over safeguarding
securities, as a basis for designing
our auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of Form
N-SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we express no such
opinion.
The management of the Funds is
responsible for establishing and
maintaining effective internal control
over financial reporting. In
fulfilling this responsibility,
estimates and judgments by management
are required to assess the expected
benefits and related costs of
controls. A companys internal
control over financial reporting is
a process designed to provide
reasonable assurance regarding the
reliability of financial reporting
and the preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles. A companys
internal control over financial
reporting includes those policies
and procedures that (1) pertain to
the maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and trustees of the company
and (3) provide reasonable assurance
regarding prevention or timely
detection of unauthorized acquisition,
use, or disposition of a companys
assets that could have a material
effect on the financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements on
a timely basis. A material weakness is
a deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility that
a material misstatement of the
companys annual or interim financial
statements will not be prevented or
detected on a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph and
would not necessarily disclose all
deficiencies in internal control that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States). However, we noted no
deficiencies in the Funds internal
control over financial reporting and
its operation, including controls for
safeguarding securities, that we
consider to be a material weakness,
as defined above, as of June 30, 2017.
This report is intended solely for the
information and use of management and
the Board of Trustees of Scout Funds
and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.


/s/ DELOITTE & TOUCHE LLP

Kansas City, Missouri
August 28, 2017